Exhibit 99.2

Roger Thompson Chief Financial Officer Andrew Formica and Dick Weil Co-Chief Executive Officers Janus Henderson Group 1Q18 results presentation Wednesday 9 May 2018

Roger Thompson Chief Financial Officer 1Q18 results presentation Business and financial update

1Q18 highlights Long-term investment performance remains strong AUM increased to US$371.9bn, supported by positive markets and FX Adjusted diluted EPS of US$0.71 reflecting strong financial discipline Declared US$0.36 per share dividend, an increase of 13% 1Q18 4Q17 3 year investment outperformance¹ 68% 66% Net flows (US$2.7bn) (US$2.9bn) Total AUM US$371.9bn US$370.8bn US GAAP diluted EPS² US$0.82 US$2.32 Adjusted diluted EPS³ US$0.71 US$0.73 Dividend per share US$0.36 US$0.32 1 Represents percentage of AUM outperforming the relevant benchmark. Full performance disclosures detailed in the appendix on slide 23. 2 4Q17 US GAAP diluted EPS of US$2.32 includes US$1.67 per diluted share related to the new US tax legislation. 3 See adjusted financial measures reconciliation on slide 29 for additional information. Key metrics – 1Q18 vs 4Q17

97% Capability 1 year 3 years 5 years Equities Fixed Income Quantitative Equities Multi-Asset Alternatives Total Investment performance Investment performance strong in the face of elevated market volatility % of AUM outperforming benchmark (31 Mar 2017 to 31 Mar 2018) % of AUM outperforming benchmark (as at 31 Mar 2018) Note: Represents percentage of AUM outperforming the relevant benchmark. For periods prior to and including 30 Jun 2017, JHG pro forma AUM data is used in the calculation as if the merger had occurred at the beginning of the period shown. Full performance disclosures detailed in the appendix on slide 23. 100% 84% 59% 68% 87% 68% 83% 95% 79% 90% 76% 97% 96% 96% 46% 91% 88% 76% 50 60 82 69 71 89 75 77 87 76 66 79 79 68 84 1 year 3 years 5 years 31 Mar 2017 30 Jun 2017 30 Sep 2017 31 Dec 2017 31 Mar 2018

Total flows Total flows 1Q16 to 1Q18 (US$bn) 23% 20% 26% 24% 24% (25%) (24%) (28%) (33%) (26%) 23% (24%) Note: Data for periods prior to and including 2Q17 presents pro forma flows of JHG as if the merger had occurred at the beginning of the period shown. 1 Annualised gross sales and redemption rates calculated as a percentage of beginning period AUM. Redemptions Sales Net sales / (redemptions) Annualised gross sales¹ Annualised gross redemptions¹ Institutional mandate wins offset by challenging Retail flows 22% (25%) 21% (20%) 21% (24%) 18.6 18.2 15.6 20.9 19.4 20.2 18.3 20.0 19.7 (19.8) (20.1) (18.8) (23.0) (26.4) (21.2) (17.6) (22.9) (22.4) (1.2) (1.9) (3.2) (2.1) (7.0) (1.0) 0.7 (2.9) (2.7) 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18

1Q18 flows by capability 26% 13% 16% 31% 21% (28%) (11%) (15%) (51%) (25%) 1Q18 flows by capability (US$bn) Annualised gross sales¹ Annualised gross redemptions¹ 1 Annualised gross sales and redemption rates calculated as a percentage of beginning period AUM. Redemptions Sales Net sales / (redemptions) Net outflows driven by Equities and Alternatives 9.9 5.3 1.7 1.3 1.5 (11.7) (5.6) (1.4) (1.2) (2.5) (1.8) (0.3) 0.3 0.1 (1.0) Equities Fixed Income Quantitative Equities Multi-Asset Alternatives

Statement of income Note: See adjusted financial measures reconciliation on slide 28 for additional information. US GAAP and adjusted US$m 3 months ended 31 Mar 2018 US GAAP Adjustments Adjusted Revenue Management fees 502.9 Performance fees (3.9) Shareowner servicing fees 31.5 Other revenue 57.2 Total revenue 587.7 (117.3) 470.4 Operating expenses Employee compensation and benefits 146.7 Long-term incentive plans 40.0 Distribution expenses 117.3 Investment administration 11.4 Marketing 8.5 General, administrative and occupancy 72.2 Depreciation and amortisation 15.4 Total operating expenses 411.5 (129.9) 281.6 Operating income 176.2 12.6 188.8

US$m unless otherwise stated 1Q18 4Q17 Change 1Q18 vs 4Q17 1Q17 Change 1Q18 vs 1Q17 Average AUM 377.4bn 366.1bn 3% 329.0bn 15% Total revenue 587.7m 621.8m (5%) 513.4m 14% Operating income 176.2m 196.6m (10%) 105.9m 66% Operating margin 30.0% 31.6% (1.6ppt) 20.6% 9.4ppt US GAAP diluted EPS 0.82 2.32 (65%) 0.36 128% Adjusted revenue 470.4m 505.3m (7%) 406.0m 16% Adjusted operating income 188.8m 220.4m (14%) 143.6m 31% Adjusted operating margin 40.1% 43.6% (3.5ppt) 35.4% 4.7ppt Adjusted diluted EPS 0.71 0.73 (3%) 0.50 42% Financial highlights Summary of results Note: 1Q17 data presents results of JHG as if the merger had occurred at the beginning of the period shown. 1Q17 and 4Q17 numbers updated to reflect the adoption of the new revenue recognition standard, with a reconciliation shown on slide 31. See adjusted financial measures reconciliation on slides 28 and 29 for additional information. US GAAP and adjusted

1Q18 adjusted revenue drivers 1% increase in management fees driven by higher average AUM 1Q18 group average net¹ management fee margin of 44.9bps (4Q17: 44.9bps) Reduction in performance fees primarily due to lower performance fees from UK Absolute Return Revenue 1Q18 adjusted revenue impacted by lower performance fees US$m 1Q18 4Q17 Change Total adjusted revenue 470.4 505.3 (7%) Management fees 502.9 498.1 1% Performance fees (3.9) 33.5 nm Shareowner servicing fees 31.5 31.4 – Other revenue 57.2 58.8 (3%) Distribution expenses (117.3) (116.5) 1% Pro forma adjusted revenue – 4Q17 vs 1Q18 (US$m) 505.3 470.4 Note: 4Q17 numbers updated to reflect the adoption of the new revenue recognition standard, with a reconciliation shown on slide 31. See pro forma adjusted financial measures reconciliation on slide 28 for additional information. 1 Net margin based on management fees net of distribution expenses. 498.1 502.9 33.5 (3.9) 31.4 31.5 58.8 57.2 (116.5) (117.3) 4Q17 1Q18 Management fees Performance fees Shareowner servicing fees Other revenue Distribution expenses

Adjusted operating expenses – 1Q18 versus 4Q17 (US$m) Operating expenses US$m 1Q18 US GAAP Adjustments 1Q18 adjusted 4Q17 adjusted Change 1Q18 adjusted vs 4Q17 adjusted Employee compensation and benefits 146.7 (2.9) 143.8 163.0 (12%) Long-term incentive plans 40.0 (0.1) 39.9 34.7 15% Distribution expenses 117.3 (117.3) – – nm Investment administration 11.4 – 11.4 12.2 (7%) Marketing 8.5 (0.1) 8.4 10.5 (20%) General, administrative and occupancy 72.2 (2.1) 70.1 56.3 25% Depreciation and amortisation 15.4 (7.4) 8.0 8.2 (2%) Total operating expenses 411.5 (129.9) 281.6 284.9 (1%) Note: See adjusted financial measures reconciliation on slide 28 for additional information. Includes US$12m one-off adjustment for the 2017 bonus pool split of cash / non-cash compensation Includes US$4m accrual for MiFID II research cost and a US$12m legal outcome 284.9 281.6 (19.2) 5.2 (0.8) (2.1) 13.8 (0.2) 4Q17 Compensation and benefits LT incentive plans Investment adminstration Marketing General, admin. and occupancy Depreciation and amortisation 1Q18

Profitability Financial discipline to support sustainable growth Pro forma adjusted operating income and margin (US$m unless otherwise stated) Pro forma adjusted net income and diluted EPS (US$m, except per share data) Note: Data for periods prior to and including 2Q17 presents the results of JHG as if the merger had occurred at the beginning of the period shown. See pro forma adjusted financial measures reconciliation on slides 28 and 29 for additional information.

331 Balance sheet At 31 Mar 2018, cash and investment securities totalled US$1,385m compared to outstanding debt of US$331m Cash and investment securities decreased 7% driven by seasonal bonus payments, dividends and convertible debt repayment Total debt outstanding declined 13% due to US$48m early conversion notices received from holders of 2018 Convertible Senior Notes, settled in cash for US$82m The Board approved a dividend of US$0.36 per share to be paid on 1 June to shareholders on record at the close of business on 21 May Strong liquidity position 1,494 Investment securities¹ Cash and cash equivalents² 2018 maturity 2025 maturity Balance sheet profile – carrying value (31 December 2017 vs 31 March 2018) (US$m) 379 2 Includes cash and cash equivalents of consolidated variable interest entities of US$34.1m and US$54.0m as at 31 December 2017 and 31 March 2018 respectively. 31 Dec 2017 31 Mar 2018 1,385 1 Includes seed investments of US$597.9m (including investment securities of consolidated variable interest entities of US$419.7m), investments related to deferred compensation plans of US$94.0m and other investments of US$8.2m as at 31 December 2017; includes seed investments of US$600.5m (including investment securities of consolidated variable interest entities of US$432.2m), investments related to deferred compensation plans of US$106.0m and other investments of US$13.3m as at 31 March 2018.

Capital philosophy Balancing strategic investments with returning excess capital to shareholders Investing internally in the business Deploying seed capital investments to develop new products Inorganic opportunities Increasing the quarterly dividend Repurchasing shares Declaring a special dividend Investing in the business Returning excess cash Maintaining capital requirements Reserving capital for working capital needs and regulatory requirements Setting aside capital for contractual obligations such as deal earn-outs, capital lease payments, interest payments, near-term debt maturities and regular quarterly dividends Janus Henderson’s capital return programme will be comprised of a progressive, quarterly dividend that grows with profits supported by regular share repurchases

Q&A

Appendix

Assets under management as at 31 Mar 2018 By client type By capability By client location US$190.7bn US$80.0bn US$50.4bn US$31.8bn US$19.0bn US$62.2bn US$164.2bn US$145.5bn US$194.0bn US$119.2bn US$58.7bn AUM: US$371.9bn 51% 21% 14% 9% 5% Equities Fixed Income Quantitative Equities Multi-Asset Alternatives 17% 44% 39% Self-directed Intermediary Institutional 52% 32% 16% Americas EMEA Asia Pacific

Investment management capabilities

Diversified product range



Alternatives
US$19.0bn
Multi-Asset
US$31.8bn
Quantitative Equities
US$50.4bn
Fixed Income
US$80.0bn
Equities
US$190.7bn
AUM
31 Mar 2018
US$371.9bn
Self-directed
Intermediary
Institutional
Institutional
Intermediary
Institutional
Intermediary
Self-directed
Institutional
Intermediary
Institutional
Intermediary
Self-directed
Institutional

Equities *(54bps[1])*

- Diverse business encompassing a wide range of geographic and investment styles

Fixed Income *(31bps[1])*

- Coverage across the asset class, with an increasingly global offering

Quantitative Equities *(24bps[1])*

- Intech applies advanced mathematical and systematic portfolio rebalancing intended to harness the volatility of stock price movements

Multi-Asset *(40bps[1])*

- Retail and Institutional offering through a diversity of strategies

Alternatives *(71bps[1])*

- Expertise in liquid alternatives alongside traditional hedge funds

[1] 1Q18 average net management fee margin. Net margin based on management fees net of distribution expenses.

Janus Henderson GROUP PLC
16

Investment management capabilities

Balanced range of strategies

AUM by investment capability as at 31 Mar 2018


US$190.7bn
US$80.0bn
US$50.4bn
US$31.8bn
US$19.0bn
100%
0%
Enhanced index
Specialist
Global Equities
Asia Pacific Equities
European Equities
US Equities
Regional
Structured debt
Unconstrained
Strategic Fixed Inc.
Global bonds
Corporate credit
Australian Fixed Income
US Fixed Income
Regional
Absolute return
Absolute risk
Relative return
Multi-Asset
Other[1]
Commodities/Agri.
Property
Long/short equity
Equities
Fixed Income
Quantitative Equities
Multi-Asset
Alternatives

[1] Other primarily includes Absolute Return Bond, Multi-Strategy and VelocityShares.

Janus Henderson GROUP PLC

17

Largest pooled funds by capability

Capability	Fund	Product	Strategy	AUM 31 Mar 2018
Equity	JnsHnd Enterprise	US Mutual Fund	Mid Cap Growth	US$17.0bn
	JnsHnd Research	US Mutual Fund	US Research Growth Equity	US$13.4bn
	JnsHnd Forty	US Mutual Fund	Concentrated Growth	US$12.0bn
	JnsHnd Triton	US Mutual Fund	Small-Mid Cap Growth	US$10.2bn
	JnsHnd Global Equity Income	US Mutual Fund	Global Equity Income	US$5.7bn
Fixed Income	JnsHnd Flexible Bond	US Mutual Fund	Core Plus Fixed Income	US$7.8bn
	JnsHnd Absolute Return	Australian UT	Absolute Return Income	US$5.0bn
	JnsHnd Strategic Bond	UK OEIC	Global Strategic Fixed Income	US$2.9bn
	JnsHnd Global Unconstrained Bond	US Mutual Fund	Global Unconstrained Bond	US$2.2bn
	JnsHnd Tactical Income	Australian MIS	Australian Fixed Income	US$2.2bn
Multi-Asset	JnsHnd Balanced	US Mutual Fund	Balanced	US$14.2bn
	JnsHnd Balanced Portfolio	US Mutual Fund	Balanced	US$3.4bn
	JnsHnd Cautious Managed	UK OEIC	UK Income and Growth	US$2.9bn
	JnsHnd Balanced	Dublin OEIC	Balanced	US$0.9bn
	JnsHnd Multi-Manager Managed	UK OEIC	Multi-manager	US$0.5bn
Alternatives	JnsHnd UK Absolute Return	SICAV	UK Large Cap Absolute Return Equity	US$5.9bn
	JnsHnd UK Property PAIF / Feeder	UK OEIC/UT	Property	US$4.4bn
	JnsHnd UK Absolute Return	UK OEIC	UK Large Cap Absolute Return Equity	US$3.6bn
	JnsHnd Horizon Pan European Alpha	SICAV	Europe Large Cap Long/Short	US$1.2bn
	JnsHnd Multi-Asset Absolute Return	UK OEIC	Multi-manager	US$0.2bn
Total				US$115.6bn

Janus Henderson
GROUP PLC
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Flows: Equities and Fixed Income Equities (US$bn) Fixed Income (US$bn) 22% 26% (28%) (23%) 31% 28% (30%) (33%) Redemptions Sales Net sales / (redemptions) Note: Data for periods prior to and including 2Q17 presents pro forma flows of JHG as if the merger had occurred at the beginning of the period shown. 1 Annualised gross sales and redemption rates calculated as a percentage of beginning period AUM. Annualised gross sales¹ Annualised gross redemptions¹ 22% (21%) 27% (25%) 24% (25%) 26% (25%) 21% 26% (25%) (28%) 8.4 10.6 9.6 10.8 9.9 (10.8) (9.4) (9.0) (11.5) (11.7) (2.4) 1.2 0.6 (0.7) (1.8) 1Q17 2Q17 3Q17 4Q17 1Q18 5.7 5.4 5.3 5.2 5.3 (5.4) (6.3) (4.9) (5.0) (5.6) 0.3 (0.9) 0.4 0.2 (0.3) 1Q17 2Q17 3Q17 4Q17 1Q18

Flows: Quantitative Equities, Multi-Asset and Alternatives Quantitative Equities (US$bn) Multi-Asset (US$bn) Alternatives (US$bn) 12% 26% 6% (45%) (35%) (20%) (21%) (58%) (22%) Note: Data for periods prior to and including 2Q17 presents pro forma flows of JHG as if the merger had occurred at the beginning of the period shown. 1 Annualised gross sales and redemption rates calculated as a percentage of beginning period AUM. 2 1Q17 gross sales and redemptions include an intra-strategy transfer of US$1.6bn from a Danish krone-denominated account into a US dollar-denominated account. Annualised gross sales¹ Annualised gross redemptions¹ Redemptions Sales Net sales / (redemptions) 6% (10%) (16%) 16% 13% 31% 54% (29%) 38% 6% (19%) (17%) 14% (56%) 45% 31% 16% 13% (51%) (15%) (11%) 0.9 1.2 0.9 1.1 1.3 (1.5) (1.5) (1.2) (1.3) (1.2) (0.6) (0.3) (0.3) (0.2) 0.1 1Q17 2Q17 3Q17 4Q17 1Q18 3.0 0.7 0.7 0.7 1.7 (6.7) (2.5) (1.2) (2.3) (1.4) (3.7) (1.8) (0.5) (1.6) 0.3 1Q17² 2Q17 3Q17 4Q17 1Q18 1.4 2.3 1.8 2.2 1.5 (2.0) (1.5) (1.3) (2.8) (2.5) (0.6) 0.8 0.5 (0.6) (1.0) 1Q17 2Q17 3Q17 4Q17 1Q18

Total net flows by capability (1.9) (3.2) (2.1) (7.0) (1.0) Total net flows by capability 1Q16 to 1Q18 (US$bn) (1.2) Note: Data for periods prior to and including 2Q17 presents pro forma flows of JHG as if the merger had occurred at the beginning of the period shown. 0.7 (2.9) (2.7) 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 Equities Fixed Income Quantitative Equities Multi-Asset Alternatives

AUM and flows by capability

All data in US$bn	Equities	Fixed Income	Quantitative Equities	Multi-Asset	Alternatives	Total
AUM 31 Dec 2016	**153.3**	**73.7**	**46.5**	**28.0**	**17.7**	**319.2**
Sales	8.4	5.7	3.0	0.9	1.4	19.4
Redemptions	(10.8)	(5.4)	(6.7)	(1.5)	(2.0)	(26.4)
Net sales / (redemptions)	(2.4)	0.3	(3.7)	(0.6)	(0.6)	(7.0)
Market / FX	11.4	2.3	3.4	1.2	0.3	18.6
AUM 31 Mar 2017	**162.3**	**76.3**	**46.2**	**28.6**	**17.4**	**330.8**
Sales	10.6	5.4	0.7	1.2	2.3	20.2
Redemptions	(9.4)	(6.3)	(2.5)	(1.5)	(1.5)	(21.2)
Net sales / (redemptions)	1.2	(0.9)	(1.8)	(0.3)	0.8	(1.0)
Market / FX	9.9	1.9	2.1	1.1	0.8	15.8
Acquisitions / disposals	–	(0.1)	–	–	(0.6)	(0.7)
AUM 30 Jun 2017	**173.4**	**77.2**	**46.5**	**29.4**	**18.4**	**344.9**
Sales	9.6	5.3	0.7	0.9	1.8	18.3
Redemptions	(9.0)	(4.9)	(1.2)	(1.2)	(1.3)	(17.6)
Net sales / (redemptions)	0.6	0.4	(0.5)	(0.3)	0.5	0.7
Market / FX	8.3	1.8	3.0	1.1	0.7	14.9
AUM 30 Sep 2017	**182.3**	**79.4**	**49.0**	**30.2**	**19.6**	**360.5**
Sales	10.8	5.2	0.7	1.1	2.2	20.0
Redemptions	(11.5)	(5.0)	(2.3)	(1.3)	(2.8)	(22.9)
Net sales / (redemptions)	(0.7)	0.2	(1.6)	(0.2)	(0.6)	(2.9)
Market / FX	8.1	0.5	2.5	1.6	0.5	13.2
AUM 31 Dec 2017	**189.7**	**80.1**	**49.9**	**31.6**	**19.5**	**370.8**
Sales	9.9	5.3	1.7	1.3	1.5	19.7
Redemptions	(11.7)	(5.6)	(1.4)	(1.2)	(2.5)	(22.4)
Net sales / (redemptions)	(1.8)	(0.3)	0.3	0.1	(1.0)	(2.7)
Market / FX	2.8	0.2	0.2	0.1	0.5	3.8
AUM 31 Mar 2018	**190.7**	**80.0**	**50.4**	**31.8**	**19.0**	**371.9**

Note: Data for periods prior to and including 2Q17 presents pro forma AUM and flows of JHG as if the merger had occurred at the beginning of the period shown.

Janus Henderson GROUP PLC
22

Investment performance

% of AUM outperforming benchmark

Capability	1Q17			2Q17			3Q17			4Q17			1Q18		
	1yr	3yr	5yr	1yr	3yr	5yr	1yr	3yr	5yr	1yr	3yr	5yr	1yr	3yr	5yr
Equities	38%	64%	73%	68%	77%	84%	61%	73%	82%	64%	60%	67%	68%	59%	76%
Fixed Income	92%	90%	93%	93%	92%	91%	92%	91%	97%	93%	95%	98%	96%	96%	97%
Quantitative Equities	0%	12%	92%	6%	48%	91%	85%	61%	87%	90%	27%	87%	91%	46%	88%
Multi-Asset	87%	22%	89%	97%	21%	100%	95%	87%	90%	86%	87%	89%	83%	87%	90%
Alternatives	73%	90%	100%	97%	67%	100%	91%	100%	100%	93%	76%	100%	95%	76%	100%
Total	50%	60%	82%	69%	71%	89%	75%	77%	87%	76%	66%	79%	79%	68%	84%

Note: Outperformance is measured based on composite performance gross of fees vs primary benchmark, except where a strategy has no benchmark index or corresponding composite in which case the most relevant metric is used: (1) composite gross of fees vs zero for absolute return strategies, (2) fund net of fees vs primary index or (3) fund net of fees vs Morningstar peer group average or median. Non-discretionary and separately managed account assets are included with a corresponding composite where applicable.

Cash management vehicles, ETFs, Managed CDOs, Private Equity funds and custom non-discretionary accounts with no corresponding composite are excluded from the analysis. Excluded assets represent 4% of AUM as at 31 Mar 2017, 30 Jun 2017 and 31 Mar 2018, and 3% of AUM as at 30 Sep 2017 and 31 Dec 2017. Capabilities defined by Janus Henderson. Data for periods prior to and including 2Q17 presents the pro forma assets as if the merger had occurred at the beginning of the period shown.

Janus Henderson
GROUP PLC
23

Mutual fund investment performance

% of mutual fund AUM in top 2 Morningstar quartiles

Capability	1Q17			2Q17			3Q17			4Q17			1Q18		
	1yr	3yr	5yr	1yr	3yr	5yr	1yr	3yr	5yr	1yr	3yr	5yr	1yr	3yr	5yr
Equities	47%	88%	70%	53%	87%	90%	56%	71%	88%	63%	59%	87%	64%	62%	82%
Fixed Income	37%	43%	98%	38%	41%	98%	81%	49%	98%	43%	36%	87%	48%	32%	62%
Quantitative Equities	3%	80%	100%	3%	58%	100%	7%	97%	48%	24%	64%	50%	57%	55%	51%
Multi-Asset	77%	76%	97%	79%	80%	97%	83%	81%	83%	82%	83%	84%	84%	82%	83%
Alternatives	12%	23%	67%	63%	24%	69%	38%	25%	32%	59%	25%	32%	53%	53%	53%
Total	46%	76%	77%	54%	74%	90%	61%	66%	85%	61%	56%	82%	63%	59%	76%

Note: Includes Janus Investment Fund, Janus Aspen Series and Clayton Street Trust (US Trusts), Janus Henderson Capital Funds (Dublin based), Dublin and UK OEIC and Investment Trusts, Luxembourg SICAVs and Australian Managed Investment Schemes. The top two Morningstar quartiles represent funds in the top half of their category based on total return. On an asset-weighted basis, 79%, 82%, 82%, 73% and 67% of total mutual fund AUM were in the top 2 Morningstar quartiles for the 10-year periods ended 31 Mar 2017, 30 Jun 2017, 30 Sep 2017, 31 Dec 2017 and 31 Mar 2018 respectively. For the 1-, 3-, 5- and 10-year periods ending 31 Mar 2018, 51%, 48%, 57% and 60% of the 216, 202, 181 and 132 total mutual funds, respectively, were in the top 2 Morningstar quartiles.

Analysis based on "primary" share class (Class I Shares, Institutional Shares or share class with longest history for US Trusts; Class A Shares or share class with longest history for Dublin based; primary share class as defined by Morningstar for other funds). Performance may vary by share class.

ETFs and funds not ranked by Morningstar are excluded from the analysis. Capabilities defined by Janus Henderson. Data for periods prior to and including 2Q17 presents the pro forma assets as if the merger had occurred at the beginning of the period shown. © 2017 Morningstar, Inc. All Rights Reserved.

Janus Henderson
GROUP PLC
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US$m, except per share data or as noted 3 months ended 31 Mar 2018 31 Dec 2017 31 Mar 2017 Revenue Management fees 502.9 498.1 201.0 Performance fees (3.9) 33.5 14.8 Shareowner servicing fees 31.5 31.4 – Other revenue 57.2 58.8 17.2 Total revenue 587.7 621.8 233.0 Operating expenses Employee compensation and benefits 146.7 172.6 70.4 Long-term incentive plans 40.0 36.2 16.4 Distribution expenses 117.3 116.5 50.6 Investment administration 11.4 12.2 10.2 Marketing 8.5 9.8 3.2 General, administrative and occupancy 72.2 55.6 25.1 Depreciation and amortisation 15.4 22.3 6.3 Total operating expenses 411.5 425.2 182.2 Operating income 176.2 196.6 50.8 Interest expense (3.8) (4.1) (1.1) Investment gains (losses), net (0.7) 3.0 (0.9) Other non-operating income (expenses), net 38.9 (9.0) 1.3 Income before taxes 210.6 186.5 50.1 Income tax provision (47.4) 285.6 (7.5) Net income 163.2 472.1 42.6 Net (income) loss attributable to non-controlling interests 2.0 (0.4) – Net income attributable to JHG 165.2 471.7 42.6 Less: allocation of earnings to participating stock-based awards 4.2 12.9 0.9 Net income attributable to JHG common shareholders 161.0 458.8 41.7 Diluted weighted-average shares outstanding (m) 196.9 197.7 110.6 Diluted EPS 0.82 2.32 0.38 US GAAP: statement of income Note: 1Q17 and 4Q17 numbers updated to reflect the adoption of the new revenue recognition standard.

Pro forma US GAAP: statement of income

US$m, except per share data	3 months ended 31 Mar 2018	3 months ended 31 Dec 2017	3 months ended 31 Mar 2017
Revenue			
Management fees	502.9	498.1	431.1
Performance fees	(3.9)	33.5	1.0
Shareowner servicing fees	31.5	31.4	28.6
Other revenue	57.2	58.8	52.7
Total revenue	**587.7**	**621.8**	**513.4**
Operating expenses			
Employee compensation and benefits	146.7	172.6	163.3
Long-term incentive plans	40.0	36.2	34.5
Distribution expenses	117.3	116.5	107.4
Investment administration	11.4	12.2	10.2
Marketing	8.5	9.8	21.7
General, administrative and occupancy	72.2	55.6	56.0
Depreciation and amortisation	15.4	22.3	14.4
Total operating expenses	**411.5**	**425.2**	**407.5**
Operating income	**176.2**	**196.6**	**105.9**
Interest expense	(3.8)	(4.1)	(4.8)
Investment gains (losses), net	(0.7)	3.0	0.5
Other non-operating income (expenses), net	38.9	(9.0)	2.4
Income before taxes	**210.6**	**186.5**	**104.0**
Income tax provision	(47.4)	285.6	(28.2)
Net income	**163.2**	**472.1**	**75.8**
Net (income) loss attributable to non-controlling interests	2.0	(0.4)	(1.4)
Net income attributable to JHG	**165.2**	**471.7**	**74.4**
Less: allocation of earnings to participating stock-based awards	4.2	12.9	2.1
Net income attributable to JHG common shareholders	**161.0**	**458.8**	**72.3**
Diluted weighted-average shares outstanding (m)	**196.9**	**197.7**	**196.5**
Diluted EPS	**0.82**	**2.32**	**0.36**

Note: 1Q17 data presents pro forma results of JHG as if the merger had occurred at the beginning of the period shown. 1Q17 and 4Q17 numbers updated to reflect the adoption of the new revenue recognition standard, with a reconciliation shown on slide 31.

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Pro forma adjusted: statement of income

US$m, except per share data	3 months ended 31 Mar 2018	31 Dec 2017	31 Mar 2017
Revenue			
Management fees	502.9	498.1	431.1
Performance fees	(3.9)	33.5	1.0
Shareowner servicing fees	31.5	31.4	28.6
Other revenue	57.2	58.8	52.7
Distribution expenses	(117.3)	(116.5)	(107.4)
Total adjusted revenue	**470.4**	**505.3**	**406.0**
Operating expenses			
Employee compensation and benefits	143.8	163.0	159.7
Long-term incentive plans	39.9	34.7	34.5
Investment administration	11.4	12.2	10.2
Marketing	8.4	10.5	7.2
General, administrative and occupancy	70.1	56.3	44.0
Depreciation and amortisation	8.0	8.2	6.8
Total adjusted operating expenses	**281.6**	**284.9**	**262.4**
Adjusted operating income	**188.8**	**220.4**	**143.6**
Interest expense	(3.1)	(3.4)	(4.8)
Investment gains (losses), net	(0.7)	(0.1)	0.5
Other non-operating income (expenses), net	(5.9)	2.0	3.3
Adjusted income before taxes	**179.1**	**218.9**	**142.6**
Income tax provision	(37.5)	(70.6)	(38.9)
Adjusted net income	**141.6**	**148.3**	**103.7**
Net (income) loss attributable to non-controlling interests	2.0	(0.4)	(1.4)
Adjusted net income attributable to JHG	**143.6**	**147.9**	**102.3**
Less: allocation of earnings to participating stock-based awards	(3.6)	(4.0)	(3.0)
Adjusted net income attributable to JHG common stockholders	**140.0**	**143.9**	**99.3**
Diluted weighted-average shares outstanding (m)	**196.9**	**197.7**	**196.5**
Adjusted diluted EPS	**0.71**	**0.73**	**0.50**

Note: 1Q17 data presents pro forma results of JHG as if the merger had occurred at the beginning of the period shown. 1Q17 and 4Q17 numbers updated to reflect the adoption of the new revenue recognition standard, with a reconciliation shown on slide 31. See adjusted financial measures reconciliation on slides 28 and 29 for additional information.

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3 months ended US$m, except per share data 31 Mar 2018 31 Dec 2017 31 Mar 2017 Reconciliation of revenue to adjusted revenue Revenue 587.7 621.8 513.4 Distribution expenses¹ (117.3) (116.5) (107.4) Adjusted revenue 470.4 505.3 406.0 Reconciliation of operating income to adjusted operating income Operating income 176.2 196.6 105.9 Employee compensation and benefits² 2.9 9.6 3.6 Long-term incentive plans² 0.1 1.5 – Marketing² 0.1 (0.7) 14.5 General, administrative and occupancy² 2.1 (0.7) 12.0 Depreciation and amortisation²,³ 7.4 14.1 7.6 Adjusted operating income 188.8 220.4 143.6 Operating margin4 30.0% 31.6% 20.6% Adjusted operating margin5 40.1% 43.6% 35.4% Alternative performance measures Reconciliation of adjusted financial measures Note: 1Q17 data presents pro forma results of JHG as if the merger had occurred at the beginning of the period shown. 1Q17 and 4Q17 numbers updated to reflect the adoption of the new revenue recognition standard, with a reconciliation shown on slide 31. Reconciliation to be used in conjunction with slide 29. Footnotes 1 to 5 included on slide 30.

3 months ended US$m, except per share data 31 Mar 2018 31 Dec 2017 31 Mar 2017 Reconciliation of net income to adjusted net income, attributable to JHG Net income attributable to JHG 165.2 471.7 74.4 Employee compensation and benefits² 2.9 9.6 3.6 Long-term incentive plans² 0.1 1.5 – Marketing² 0.1 (0.7) 14.5 General, administrative and occupancy² 2.1 (0.7) 12.0 Depreciation and amortisation²,³ 7.4 14.1 7.6 Interest expense6 0.7 0.7 – Investment gains7 – (3.1) – Other non-operating income (expense)6 (44.8) 11.0 0.9 Income tax provision8 9.9 (356.2) (10.7) Adjusted net income attributable to JHG 143.6 147.9 102.3 Diluted earnings per share9 0.82 2.32 0.36 Adjusted diluted earnings per share¹0 0.71 0.73 0.50 Alternative performance measures (cont’d) Reconciliation of adjusted financial measures Note: 1Q17 data presents pro forma results of JHG as if the merger had occurred at the beginning of the period shown. Reconciliation to be used in conjunction with slide 28. Footnotes 2, 3, 6, 7, 8, 9 and 10 included on slide 30.

Alternative performance measures (cont’d) Footnotes to reconciliation of adjusted financial measures 1 Distribution expenses are paid to financial intermediaries for the distribution of JHG’s investment products. JHG management believes that the deduction of third-party distribution, service and advisory expenses from revenue in the computation of net revenue reflects the nature of these expenses as revenue-sharing activities, as these costs are passed through to external parties that perform functions on behalf of, and distribute, the Group’s managed AUM. 2 Adjustments primarily represent deal and integration costs in relation to the Merger. The costs primarily represent severance costs, legal costs, consulting fees and the write down of legacy IT systems. JHG management believes these costs do not represent the ongoing operations of the Group. 3 Investment management contracts have been identified as a separately identifiable intangible asset arising on the acquisition of subsidiaries and businesses. Such contracts are recognised at the net present value of the expected future cash flows arising from the contracts at the date of acquisition. For segregated mandate contracts, the intangible asset is amortised on a straight-line basis over the expected life of the contracts. JHG management believes these non-cash and acquisition-related costs do not represent the ongoing operations of the Group. 4 Operating income divided by revenue. 5 Adjusted operating income divided by adjusted revenue. 6 Adjustments primarily represent the gain on the sale of JHG’s back office (including fund administration and fund accounting), middle office and custody functions in the US to BNP Paribas, fair value movements on options issued to Dai-ichi, adjustments to debt expense as a result of the fair value uplift on debt due to acquisition accounting and deferred consideration costs associated with acquisitions prior to the Merger. JHG management believes these costs do not represent the ongoing operations of the Group. 7 Adjustment primarily relates to adjustments related to deferred consideration costs from prior acquisitions. JHG management believes these adjustments do not represent the ongoing operations of the Group. 8 The tax impact of the adjustments is calculated based on the US or foreign statutory tax rate as they relate to each adjustment. Certain adjustments are either not taxable or not tax-deductible. Fourth quarter 2017 adjustments include the impact of the US tax legislation passed in December 2017. 9 Net income attributable to JHG common shareholders divided by weighted-average diluted common shares outstanding. 10 Adjusted net income attributable to JHG common shareholders divided by weighted-average diluted common shares outstanding.

US$m 3 months ended 3 months ended 31 Dec 2017 Previously reported Adjustment 31 Dec 2017 Updated 31 Mar 2017 Previously reported Adjustment 31 Mar 2017 Updated Revenue Management fees 493.9 4.2 498.1 427.6 3.5 431.1 Performance fees 33.5 – 33.5 1.0 – 1.0 Shareowner servicing fees 31.4 – 31.4 28.6 – 28.6 Other revenue 33.2 25.6 58.8 29.9 22.8 52.7 Total revenue 592.0 29.8 621.8 487.1 26.3 513.4 Distribution expenses (86.7) (29.8) (116.5) (81.1) (26.3) (107.4) Total revenue, net of distribution expenses 505.3 – 505.3 406.0 – 406.0 Reconciliation: revenue recognition standard Impact of adoption of new revenue recognition standard Pro forma US GAAP statement of income extract

1Q18 (US$m) 4Q17 (US$m) 1Q17 (US$m) AUM generating 1Q18 pfees (US$bn) # of funds generating 1Q18 pfees Frequency Timing SICAVs¹ 1.0 9.3 8.2 – – 23 annually; 2 quarterly 23 at June; 2 on quarters Offshore Absolute Return 0.4 3.0 1.0 0.1 2 Quarterly / Annually Various Segregated Mandates² 2.5 21.6 1.8 9.9 28 Quarterly / Annually Various UK OEICs & Unit Trusts – 5.9 3.2 – 1 Quarterly Various Investment Trusts – 2.7 – – – Annually Various US Mutual Funds³ (7.8) (9.0) (13.2) 42.8 17 Monthly Monthly Total (3.9) 33.5 1.0 52.8 48 Performance fees Note: 1Q17 data presents the results of JHG as if the merger had occurred at the beginning of the period shown. 1 1Q18 SICAV performance fee relates to accrual true-ups. 2 Segregated Mandates includes Private Accounts (legacy Janus product categorisation), Managed CDOs and Private Equity. 3 AUM data presents US Mutual Fund AUM subject to performance fees as at 31 Mar 2018. Janus Investment Funds and Janus Aspen Series Portfolios are counted as distinct and separate funds.

US mutual funds with performance fees

Mutual funds with performance fees[1]	AUM 31 Mar 2018 US$m	Benchmark	Base fee	Performance fee[2]	Performance cap/(floor) vs benchmark	1Q18 P&L impact US$'000
Research Fund[3]	13,402	Russell 1000® Growth Index	0.64%	± 15 bps	± 5.00%	(3,520)
Forty Fund[3] and Portfolio	12,777	Russell 1000® Growth Index	0.64%	± 15 bps	± 8.50%	(1,798)
Mid Cap Value Fund and Portfolio	3,905	Russell Midcap® Value Index	0.64%	± 15 bps	± 4.00%	567
Global Research Fund and Portfolio	3,580	MSCI World Index℠	0.60%	± 15 bps	± 6.00%	(1,173)
Small Cap Value Fund	2,852	Russell 2000® Value Index	0.72%	± 15 bps	± 5.50%	443
Contrarian Fund	2,538	S&P 500® Index	0.64%	± 15 bps	± 7.00%	(1,152)
Overseas Fund and Portfolio	2,500	MSCI All Country World ex-U.S. Index℠	0.64%	± 15 bps	± 7.00%	(934)
Research Portfolio[4]	517	Russell 1000® Growth Index	0.64%	± 15 bps	± 5.00%	(199)
Global Value Fund	240	MSCI World Index℠	0.64%	± 15 bps	± 7.00%	(92)
Global Real Estate Fund	237	FTSE EPRA / NAREIT Global Index	0.75%	± 15 bps	± 4.00%	58
Large Cap Value Fund	130	Russell 1000® Value Index	0.64%	± 15 bps	± 3.50%	(58)
Select Value Fund	120	Russell 3000® Value Index	0.70%	± 15 bps	± 5.00%	19
Asia Equity Fund	40	MSCI All Country Asia ex-Japan Index℠	0.92%	± 15 bps	± 7.00%	(1)
Total	**42,838**					**(7,840)**

Note: AUM data shown on a managed view.
[1] The funds listed have a performance-based investment advisory fee that adjusts up or down based on performance relative to a benchmark over 36-month rolling periods. Please see the funds' Statements of Additional Information for more details and benchmark information.
[2] Adjustment of ± 15 bps assumes constant assets and could be higher or lower depending on asset fluctuations.
[3] The Janus Fund merged into the Research Fund and the Twenty Fund merged into the Forty Fund effective 1 May 2017. For two years, the investment advisory fee will be waived to the lesser of the investment advisory fee rate payable by the surviving fund, or the investment advisory fee rate that the merged fund would have paid if the merger did not occur.
[4] Until 1 May 2020, the portion of performance for periods prior to 1 May 2017 will be compared to the Portfolio's former benchmark, the Core Growth Index (50% S&P 500® Index / 50% Russell 1000® Growth Index. Prior to 1 May 2017, the performance fee hurdle was ± 4.5% vs the Core Growth Index.

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Long-term incentive compensation Estimated future long-term incentive compensation amortisation US$m Amount remaining to expense 2018 2019 2020 2021 2015 annual grant 7 6 1 2016 annual grant 29 21 7 1 2017 annual grant 61 37 18 6 2018 annual grant¹ 164 80 53 24 6 Other² 111 40 32 23 16 Total long-term incentive 372 184 111 54 22 Note: 2015, 2016, 2017 and 2018 annual grants generally vest over three and four years. Assumed no forfeitures in future periods. Assumed no change in future values related to market or currency, which would impact expense related to cash based awards (MFSAs and DEP funds) and social security expense upon vesting. 1 Estimated 2018 annual grant based on amounts expected to be granted associated with the annual award process. Includes US$1m of vesting in 2022 that is not reflected in the table. 2 Includes retention and recruiting awards; other subsidiary grants and social security expense. Social security expense is estimated based on amount of existing awards expected to vest in that year.

Contacts Investor enquiries John Groneman Head of Investor Relations +44 (0) 20 7818 2106 john.groneman@janushenderson.com Louise Curran Non-US Investor Relations +44 (0) 20 7818 5927 louise.curran@janushenderson.com Jim Kurtz US Investor Relations +1 (303) 336 4529 jim.kurtz@janushenderson.com Investor Relations +44 (0) 20 7818 5310 investor.relations@janushenderson.com Media enquiries Erin Passan North America +1 (303) 394 7681 erin.passan@janushenderson.com Angela Warburton EMEA +44 (0) 20 7818 3010 angela.warburton@janushenderson.com United Kingdom: FTI Consulting Andrew Walton +44 (0) 20 3727 1514 Asia Pacific: Honner Michael Mullane +61 2 28248 3740

Janus Henderson Investors 201 Bishopsgate, London EC2M 3AE Tel: 020 7818 1818 Fax: 020 7818 1819 Past performance is no guarantee of future results. Investing involves risk, including the possible loss of principal and fluctuation of value. Forward looking information This presentation includes statements concerning potential future events involving Janus Henderson Group plc that could differ materially from the events that actually occur. The differences could be caused by a number of factors including those factors identified in Janus Henderson Group’s Annual Report on Form 10-K for the fiscal year ended 31 December 2017, on file with the Securities and Exchange Commission (Commission file no. 001-3810), including those that appear under headings such as “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Many of these factors are beyond the control of the company and its management. Any forward-looking statements contained in this presentation are as of the date on which such statements were made. The company assumes no duty to update them, even if experience, unexpected events, or future changes make it clear that any projected results expressed or implied therein will not be realised. Annualised, pro forma, projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results. No public offer The information, statements and opinions contained in this presentation do not constitute a public offer under any applicable legislation or an offer to sell or solicitation of any offer to buy any securities or financial instruments or any advice or recommendation with respect to such securities or other financial instruments. Not all products or services are available in all jurisdictions. Mutual funds in the US distributed by Janus Henderson Distributors. Please consider the charges, risks, expenses and investment objectives carefully before investing. For a US fund prospectus or, if available, a summary prospectus containing this and other information, please contact your investment professional or call 800.668.0434. Read it carefully before you invest or send money. Janus Henderson, Janus, Henderson and Intech are trademarks of Janus Henderson Investors. © Janus Henderson Investors. The name Janus Henderson Investors includes HGI Group Limited, Henderson Global Investors (Brand Management) Sarl and Janus International Holding LLC.